UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2009

NATIONAL COAL CORP.
(Exact name of registrant as specified in its charter)

FLORIDA	0-26509	65-0601272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8915 George Williams Road
Knoxville, Tennessee 37923
(Address of Principal Executive Offices/Zip Code)

(865) 690-6900
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_|       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_|       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_|       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

        |_|       Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02.      Results of Operations and Financial Condition.

        On May 11, 2009, we issued a press release which included certain information regarding our financial results for the three months ended March 31, 2009, a copy of which is attached hereto as Exhibit 99.1.

        The information in this Item 2.02 of this Current Report on Form 8-K, and Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

        In addition to historic information, this report, including the Exhibit 99.1, contains forward-looking statements regarding events, performance and financial trends. Various factors could affect future results and could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Some of those factors are identified in the exhibit, and in our periodic reports filed with the Securities and Exchange Commission.

Item 9.01.      Financial Statements and Exhibits

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press release issued by National Coal Corp., dated May 11, 2009.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL COAL CORP.
Date: May 11, 2009	By: /s/ Michael R. Castle —————————————— Michael R. Castle Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by National Coal Corp., dated May 11, 2009.